UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

EXPLANATORY NOTE: This filing covers the Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund (the “Funds”). The Registrant has revised its annual report for the year ended July 31, 2014 originally filed on Form N-CSR with the Securities and Exchange Commission on October 1, 2014. The sole purpose of this amendment is to reflect additional disclosures separately indicating the holdings and other financial statement information attributable to the wholly owned subsidiaries of each respective Fund. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„  BlackRock Multi-Asset Real Return Fund

„  BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks –hardly batting an eye at a military coup in Thailand – and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2014	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2014, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, while the Fund’s Investor C Shares underperformed. For the same period, all of the Fund’s share classes outperformed the U.S. Consumer Price Index.

What factors influenced performance?

•

During the period, risk asset prices moved higher and, consequently, major contributors to performance included positions within health care, natural resource equities, real estate-related securities and Master Limited Partnerships (“MLPs”). Additionally, exposure to lower quality fixed income securities contributed to performance as this segment continued to benefit from strong investor demand for higher income in the low interest rate environment.

•

Allocations to commodities and gold were the largest detractors from returns as an economic slowdown within emerging markets and the gradual reduction of the U.S. Federal Reserve’s stimulus programs led to weak performance in these sectors.

Describe recent portfolio activity.

•

In the beginning of the 12-month period, the Fund increased its holdings in floating rate bank loans and investment grade credits to capitalize on attractive spread levels. Later in the period, the Fund sought to further diversify its fixed income credit exposure by reducing the allocation to floating rate bank loans while adding to high yield holdings. The Fund eliminated its short-term TIPS position as expensive valuations in this area of the market have rendered the asset class less attractive. Toward the end of the period, the Fund reduced its allocations to high yield bonds and floating rate bank loans as valuations became less attractive in these sectors. The Fund increased exposure to cyclical sectors including health care and financials, consistent with a positive outlook regarding U.S. growth. Lastly, the Fund added direct exposure to Brent oil (i.e., light sweet crude) given escalating turmoil in the Middle East, which has the potential to create upward pressure on oil prices.

•	The Fund held cash at the end of the period in order to help reduce overall portfolio risk. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund was allocated across a number of diverse asset classes. In fixed income, the Fund held floating rate bank loans, TIPS and high yield bonds. The Fund also held allocations in equities, commodities, MLPs and real estate investment trusts (“REITS”), while maintaining a small cash position.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Investment Companies	63%
U.S. Treasury Obligations	26
Common Stocks	11

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Floating Rate Income Portfolio, Institutional Class	25%
U.S. Treasury Inflation Indexed Notes	19
Health Care Select Sector SPDR Fund	9
Financial Select Sector SPDR Fund	9
Energy Select Sector SPDR Fund	7
U.S. Treasury Inflation Indexed Bonds	7
SPDR S&P Oil & Gas Equipment & Services ETF	6
iShares Gold Trust	5
iShares S&P GSCI Commodity Indexed Trust	1
Enterprise Products Partners LP	1

4	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, commodity-related securities, REITs, MLPs and bonds.

[3]	This is an index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	This is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[5]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.00%	4.61%	N/A	5.88%	N/A
Investor A	3.81	4.34	(1.14)%	5.58	2.07%
Investor C	3.44	3.56	2.56	4.83	4.83
Barclays U.S. TIPS Index	3.81	3.71	N/A	(2.34)	N/A
U.S. Consumer Price Index	2.33	2.13	N/A	2.20	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,040.00	$4.05	$1,000.00	$1,020.83	$4.01	0.80%
Investor A	$1,000.00	$1,038.10	$5.31	$1,000.00	$1,019.59	$5.26	1.05%
Investor C	$1,000.00	$1,034.40	$9.08	$1,000.00	$1,015.87	$9.00	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2014, the Fund underperformed its custom blended benchmark index, 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund will determine the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•	Commodities represented the only asset class that negatively impacted the Fund’s return for the period.

•

In periods of rising equity markets, as seen during the period, the Fund will tend to underperform the comparative index. The performance of the blend of 60% MSCI World Index Hedged USD Net/40% Barclays US Aggregate Bond Index is primarily determined by the performance of equity markets. Measured in terms of risk rather than dollars, the comparative index has an allocation of approximately 90% in equities and 10% in bonds.

•

From an asset class perspective, exposure to global government bonds contributed the most to the Fund’s positive return for the period, followed by global high yield positions. Looking at performance in terms of risk allocation, the Fund’s exposures to economic risk and interest rate risk were the largest contributors. Economic risk exposure was achieved by investing in equities, commodities and REITs. Interest rate exposure was achieved by investing in government and corporate bonds.

•	The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means of taking long-term positions in global markets and to achieve and/or manage various risk exposures, which may include economic, interest rate, emerging markets, credit, inflation and liquidity risks. During the period, the Fund’s derivatives holdings had a positive impact on returns.

•	The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

From a broad risk allocation perspective, the Fund reduced exposure to interest rate, emerging market and credit risks during the 12-month period. More specifically, the Fund reduced exposure to interest rate risk early in the period by decreasing allocations to inflation-linked bonds and other fixed income assets. In the second quarter of 2014, the Fund reduced its position in emerging market debt in order to limit the risk of contagion given the possibility of an Argentine debt default (which ultimately transpired at the end of the period). Additionally, the Fund entered into interest rate contracts to further reduce exposure to the risk of rising interest rates. Also during the period, the Fund reduced credit risk by paring back its corporate bond holdings as the ongoing low yield environment increased the risk of a market correction in this space.

Describe Fund positioning at period end.

•

As of period end, the Fund maintained its full target risk allocation. The Fund’s investments were allocated across a broad range of global asset classes including equities and real assets as well as developed and emerging market sovereign bonds and credits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	50%
Foreign Government Obligations	34
Investment Companies	16

Portfolio Holdings	Percent of Long-Term Investments
U.S. Treasury Notes	50%
iShares TIPS Bond ETF	16
Republic of France	14
United Kingdom Gilt Inflation Linked Bond	10
Deutsche Bundesrepublik Inflation Linked Bond	5
Australia Government Bond	5

6	BLACKROCK FUNDS	JULY 31, 2014

BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, REITs and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

This is an index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2014

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.01%	10.24%	N/A	3.46%	N/A
Investor A	7.80	9.92	4.15%	3.20	(0.24)%
Investor C	7.40	9.09	8.09	2.36	2.36
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	5.73	10.67	N/A	12.49	N/A
MSCI World Index Hedged USD Net	8.14	15.22	N/A	20.70	N/A
Barclays U.S. Aggregate Bond Index	2.16	3.97	N/A	0.93	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.10	$5.16	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$1,078.00	$6.44	$1,000.00	$1,018.60	$6.26	1.25%
Investor C	$1,000.00	$1,074.00	$10.28	$1,000.00	$1,014.88	$9.99	2.00%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2014	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2014 and held through July 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or commodity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	9

Consolidated Schedule of Investments July 31, 2014	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
NextEra Energy Partners LP (a)	1,110	$37,784
Oil, Gas & Consumable Fuels — 3.6%
Access Midstream Partners LP	3,990	240,278
Delek Logistics Partners LP	2,860	95,095
Enable Midstream Partners LP	1,980	47,164
Energy Transfer Partners LP	1,790	99,775
Enterprise Products Partners LP	4,090	305,114
EQT Midstream Partners LP	1,810	156,637
Genesis Energy LP	2,800	146,972
Kinder Morgan, Inc.	3,070	110,459
Magellan Midstream Partners LP	3,390	271,844
MarkWest Energy Partners LP	3,190	222,662
MPLX LP	2,440	138,470
ONEOK Partners LP	1,590	89,167
PBF Logistics LP	1,690	43,450
Phillips 66 Partners LP	590	37,732
Plains All American Pipeline LP	3,750	215,064
QEP Midstream Partners LP	2,400	58,776
Rose Rock Midstream LP	570	30,330
Sunoco Logistics Partners LP	4,360	193,540
Targa Resources Partners LP	1,620	108,346
Tesoro Logistics LP	1,960	130,575
Valero Energy Partners LP	1,200	55,776

		2,797,226
Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	1,231	34,751
Alexandria Real Estate Equities, Inc.	498	39,143
Allied Properties Real Estate Investment Trust	1,115	35,750
Alstria Office REIT-AG	4,093	54,193
American Homes 4 Rent, Class A	758	13,811
American Realty Capital Properties, Inc.	543	7,119
American Tower Corp.	425	40,116
Astro Japan Property Group	19,989	78,018
AvalonBay Communities, Inc.	711	105,285
Big Yellow Group PLC	3,477	29,439
Boardwalk Real Estate Investment Trust	486	28,928
Boston Properties, Inc.	1,101	131,514
Cambridge Industrial Trust	36,000	20,580
Camden Property Trust	701	50,724
Canadian Real Estate Investment Trust	689	28,922
CDL Hospitality Trusts	16,000	22,364
CyrusOne, Inc.	1,442	35,834
DCT Industrial Trust, Inc.	3,722	29,143
DDR Corp.	2,644	46,376

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Derwent London PLC	951	$42,827
Duke Realty Corp.	2,731	49,131
EPR Properties	839	45,222
Equity Residential	1,484	95,941
Essex Property Trust, Inc.	364	69,003
Extra Space Storage, Inc.	1,562	80,802
Federal Realty Investment Trust	517	63,126
Federation Centres	20,240	48,117
General Growth Properties, Inc.	3,900	91,143
GLP J-Reit	25	27,866
Goodman Group	9,839	48,235
Hammerson PLC	3,573	36,130
Health Care REIT, Inc.	654	41,614
Host Hotels & Resorts, Inc.	2,020	43,915
Invincible Investment Corp.	305	77,401
Japan Real Estate Investment Corp.	7	39,347
Kenedix Office Investment Corp.	5	27,153
The Link REIT	11,500	65,246
Londonmetric Property PLC	10,472	24,929
McKay Securities PLC	9,167	35,126
Mirvac Group	33,779	56,506
National Health Investors, Inc.	759	45,381
Nippon Prologis REIT, Inc.	13	30,238
Parkway Properties, Inc.	1,403	29,084
Pebblebrook Hotel Trust	1,237	45,027
Prologis, Inc.	1,460	59,583
Public Storage	174	29,860
RioCan Real Estate Investment Trust	1,767	43,885
Sabra Health Care REIT, Inc.	1,970	54,569
Simon Property Group, Inc.	1,394	234,457
SL Green Realty Corp.	490	52,822
Spirit Realty Capital, Inc.	4,355	50,387
STAG Industrial, Inc.	1,659	37,892
Sunstone Hotel Investors, Inc.	3,673	52,120
Unibail-Rodamco SE	239	64,156
Ventas, Inc.	1,708	108,458
Vornado Realty Trust	366	38,803
Westfield Corp.	13,036	90,615

		3,008,127
Real Estate Management & Development — 1.2%
Atrium Ljungberg AB, Class B	3,458	54,691
Global Logistic Properties Ltd.	32,000	71,237
Hemfosa Fastigheter AB (a)	2,507	40,038
Hongkong Land Holdings Ltd.	7,000	46,620
Kennedy Wilson Europe Real Estate PLC (a)	2,772	49,701
Kungsleden AB	5,148	36,125
LEG Immobilien AG	1,247	87,464

Portfolio Abbreviations
ASX	Australian Securities Exchange	INR	Indian Rupee	S&P	Standard & Poor’s
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
BRL	Brazilian Real	KRW	Korean Won	SGD	Singapore Dollar
CAD	Canadian Dollar	FTSE	Financial Times Stock Exchange	SPDR	Standard & Poor’s Depositary Receipts
CBOE	Chicago Board Option Exchange	LIBOR	London Interbank Offered Rate	SPI	Share Price Index Futures
CHF	Swiss Franc	MLP	Master Limited Partnership	TIPS	Treasury Inflation Protected Securities
ETF	Exchange-Traded Fund	MYR	Malaysian Ringgit	TOPIX	Tokyo Stock Price Index
EUR	Euro	REIT	Real Estate Investment Trust	TWD	Taiwan New Dollar
GBP	British Pound	RUB	Russian Ruble	USD	U.S. Dollar
HKD	Hong Kong Dollar

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Real Estate Management & Development (concluded)
Mitsubishi Estate Co. Ltd.		3,000	$73,359
Mitsui Fudosan Co. Ltd.		4,000	132,095
Nomura Real Estate Holdings, Inc.		1,800	33,444
ST Modwen Properties PLC		7,015	43,904
Sumitomo Realty & Development Co. Ltd.		2,000	82,576
Sun Hung Kai Properties Ltd.		7,000	106,255
The Wharf Holdings Ltd.		7,000	55,790

			913,299
Total Common Stocks — 8.8%			6,756,436

Investment Companies
Equity Funds — 29.3%
Alerian MLP ETF		6,174	114,034
Energy Select Sector SPDR Fund		46,867	4,528,758
Financial Select Sector SPDR Fund		238,576	5,346,488
Health Care Select Sector SPDR Fund		88,557	5,394,892
iShares Gold Trust (a)(b)(f)		248,203	3,082,681
iShares S&P GSCI Commodity Indexed Trust (a)(b)(f)		10,765	344,480
SPDR S&P Oil & Gas Equipment & Services ETF		83,293	3,739,023

			22,550,356
Fixed Income Funds — 20.4%
BlackRock Floating Rate Income Portfolio, Institutional Class (b)		1,465,343	15,356,798
iShares iBoxx $ High Yield Corporate Bond ETF (b)(c)		2,304	212,982
iShares TIPS Bond ETF (b)		1,728	198,564

			15,768,344
Total Investment Companies — 49.7%			38,318,700

U.S. Treasury Obligations		Par (000)
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	738	896,427
2.00%, 1/15/26		342	401,665
1.75%, 1/15/28		273	314,300
3.63%, 4/15/28		235	330,597
2.50%, 1/15/29		266	336,264
3.88%, 4/15/29		282	412,859

U.S. Treasury Obligations		Par (000)	Value
3.38%, 4/15/32	USD	107	$155,103
2.13%, 2/15/40-2/15/41		333	429,155
0.75%, 2/15/42		326	310,306
0.63%, 2/15/43		238	218,537
1.38%, 2/15/44		248	275,726
U.S. Treasury Inflation Indexed Notes:
2.00%, 1/15/16		354	370,293
0.13%, 4/15/16-7/15/24		5,053	5,108,714
2.50%, 7/15/16		342	367,788
2.38%, 1/15/17		295	319,700
2.63%, 7/15/17		252	279,918
1.63%, 1/15/18		267	288,344
1.38%, 7/15/18-1/15/20		606	657,438
2.13%, 1/15/19		249	278,088
1.88%, 7/15/19		279	310,590
1.25%, 7/15/20		524	569,279
1.13%, 1/15/21		598	643,071
0.63%, 7/15/21-1/15/24		1,358	1,411,032
0.38%, 7/15/23		721	732,044
Total U.S. Treasury Obligations — 20.0%			15,417,238
Total Long-Term Investments (Cost — $59,669,179) — 78.5%			60,492,374

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(d)		18,058,622	18,058,622

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (b)(d)(e)	USD	95	95,250
Total Short-Term Securities (Cost — $18,153,872) — 23.6%			18,153,872
Total Investments (Cost — $77,823,051) — 102.1%			78,646,246
Liabilities in Excess of Other Assets — (2.1)%			(1,621,702)

Net Assets — 100.0%			$77,024,544

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	11

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2013	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at July 31, 2014	Value at July 31, 2014	Income	Realized Gain (Loss)
BlackRock Floating Rate Income Portfolio,
Institutional Class	296,088	1,873,775		(704,520)	1,465,343	$15,356,798	$427,898	$(16,961)
BlackRock Liquidity Funds, TempFund,
Institutional Class	1,797,240	16,261,382	[1]	—	18,058,622	$18,058,622	$2,469	—
BlackRock Liquidity Series, LLC, Money
Market Series	—	$95,250	[1]	—	$95,250	$95,250	$25,020	—
iShares Barclays 0-5 Year TIPS Bond Fund	—	26,421		(26,421)	—	—	—	$3,621
iShares 1-3 Year Credit Bond ETF	7,033	16,396		(23,429)	—	—	$2,801	$(8,414)
iShares S&P GSCI Commodity Indexed
Trust	—	10,765		—	10,765	$344,480	—	—
iShares TIPS Bond ETF	21,190	139,096		(158,558)	1,728	$198,564	$154,020	$342,368
iShares U.S. Real Estate ETF	7,726	44,605		(52,331)	—	—	$49,616	$317,628
iShares Gold Trust	27,898	252,901		(32,596)	248,203	$3,082,681	—	$(98,385)
iShares iBoxx $ High Yield Corporate
Bond ETF	6,432	39,734		(43,862)	2,304	$212,982	$106,782	$61,141
iShares International Developed Real
Estate ETF	15,263	114,768		(130,031)	—	—	$132,543	$220,684

[1]	Represents net shares purchased.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	36,878	USD	29,751	Citibank N.A.	10/21/14	$(189)
CHF	31,853	USD	35,332	Citibank N.A.	10/22/14	(260)
EUR	69,998	USD	94,301	Citibank N.A.	10/22/14	(543)
GBP	3,912	USD	6,600	BNP Paribas S.A.	10/22/14	—
GBP	1,423	USD	2,400	UBS AG	10/22/14	—
HKD	406,586	USD	52,459	Citibank N.A.	10/22/14	10
USD	54,650	AUD	58,542	Citibank N.A.	10/22/14	566
USD	5,220	EUR	3,900	BNP Paribas S.A.	10/22/14	(4)
USD	6,697	EUR	5,000	BNP Paribas S.A.	10/22/14	—
USD	47,917	GBP	28,104	Citibank N.A.	10/22/14	503
USD	91,268	SEK	625,486	Citibank N.A.	10/22/14	626
Total						$709

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

•	Centrally cleared credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 22
Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD	3,416	$(50,527)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of July 31, 2014 were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contracts	Market Value	Premiums Paid (Received)	Unrealized Depreciation
BBG Brent Crude			JPMorgan Chase Bank
Index[1]	USD 3,412,212	[2]	N.A.	12/29/14	4,743	$(165,278)	—	$(165,278)
Excess Return on the S&P GSCI			JPMorgan Chase Bank
Commodity Index[1]	USD 6,949,808	[2]	N.A.	12/29/14	13,879	(364,649)	—	(364,649)
Excess Return onthe S&P GSCI			JPMorgan Chase Bank
Commodity Index[1]	USD 1,266,298	[2]	N.A.	12/29/14	2,703	(33,813)	—	(33,813)
Total						$(563,740)	—	$(563,740)

[1]	Derivative financial instrument is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	13

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$5,456,719	$1,299,717	—	$6,756,436
Investment Companies	38,318,700	—	—	38,318,700
U.S. Treasury Obligations	—	15,417,238	—	15,417,238
Short-Term Securities	18,058,622	95,250	—	18,153,872
Total	$61,834,041	$16,812,205	—	$78,646,246

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,705	—	$1,705
Liabilities:
Commodity contracts	—	(563,740)	—	(563,740)
Credit contracts	—	(50,527)	—	(50,527)
Foreign currency exchange contracts	—	(996)	—	(996)
Total	—	$(613,558)	—	$(613,558)

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,685	—	—	$1,685
Cash pledged for centrally cleared swaps	155,000	—	—	155,000
Liabilities:
Collateral on securities loaned at value	—	$(95,250)	—	(95,250)
Total	$156,685	$(95,250)	—	$61,435

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments July 31, 2014	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 2.1%
Australia Government Bond:
1.00%, 11/21/18	AUD	159	$152,878
1.25%, 2/21/22		150	151,841
3.00%, 9/20/25		118	150,121
2.50%, 9/20/30		99	119,344

			574,184
France — 6.1%
Republic of France:
0.45%, 7/25/16	EUR	369	501,597
0.10%, 7/25/21		163	226,049
1.10%, 7/25/22		194	289,233
1.85%, 7/25/27		299	485,793
0.70%, 7/25/30		132	185,142

			1,687,814
Germany — 2.1%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		196	273,976
1.75%, 4/15/20		149	225,637
0.10%, 4/15/23		71	98,934

			598,547
United Kingdom — 4.4%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	183	320,675
0.13%, 3/22/29		104	181,770
0.75%, 3/22/34		116	226,762
1.13%, 11/22/37		46	99,693
0.13%, 3/22/44		108	193,105
0.75%, 11/22/47		92	200,203

			1,222,208
Total Foreign Government Obligations — 14.7%			4,082,753

Investment Companies		Shares	Value
Fixed Income Funds — 6.9%
iShares TIPS Bond ETF (a)		16,748	$1,924,513

U.S. Treasury Obligations — 22.2%		Par (000)
U.S. Treasury Notes, 0.25%, 9/15/14	USD	6,143	6,143,937
Total Long-Term Investments (Cost — $12,300,408) — 43.8%			12,151,203

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)(c)		15,083,019	15,083,019
Total Short-Term Securities (Cost — $15,083,019) — 54.4%			15,083,019

Options Purchased
(Cost — $93,800) — 0.2%			63,478
Total Investments before Options Written (Cost — $27,477,227) — 98.4%			27,297,700

Options Written
(Premiums Received — $93,800) — (0.2)%			(48,304)
Total Investments Net of Options Written — 98.2%			27,249,396
Other Assets Less Liabilities — 1.8%			490,966

Net Assets — 100.0%			$27,740,362

Notes to Consolidated Schedule of Investments

(a)	Investments in issuers considered to be affiliates of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2013	Shares Purchased	Shares Sold	Shares Held at July 31, 2014	Value at July 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	15,327,204	—	(244,185)[1]	15,083,019	$15,083,019	$4,363	—
iShares TIPS Bond ETF	59,407	736	(43,395)	16,748	$1,924,513	$78,249	$(375,537)
[1] Represents net shares sold.

(b)	Represents the current yield as of report date.

(c)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
1	ASX SPI 200 Index Futures[1]	Sydney	September 2014	USD	129,405	$5,553
32	Australian Government Bond (10 Year)	Sydney	September 2014	USD	3,595,097	74,270
1	E-mini Russell 2000 Index Futures[1]	New York	September 2014	USD	111,670	(4,505)
9	E-mini S&P 500 Index Futures[1]	Chicago Mercantile	September 2014	USD	866,137	(1,980)
8	EURO STOXX 50 Index Futures[1]	Eurex	September 2014	USD	334,119	(16,310)
2	FTSE 100 Index Futures[1]	NYSE Liffe	September 2014	USD	225,642	(1,368)
24	Japanese Government Bond (10 Year)	Singapore	September 2014	USD	3,404,773	19,189
	mini MSCI Emerging Markets Index
(1)	Futures[1]	New York	September 2014	USD	52,730	(880)
1	TOPIX Index Futures[1]	Tokyo	September 2014	USD	125,650	5,483
(16)	CBOE Volatility Index Futures[1]	Chicago Board of Trade	October 2014	USD	252,000	(6,241)
Total						$73,211

[1]	Derivative financial instrument is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	Forward foreign currency exchange contracts outstanding as of July 31, 2014 were as follows:

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,955	AUD	[1]	64,788	Citibank N.A.	9/05/14	$(97)
USD	578,323	AUD	[1]	617,000	JPMorgan Chase Bank N.A.	9/05/14	6,421
USD	525,901	BRL	[1]	1,201,000	UBS AG	9/05/14	2,229
USD	211,380	CAD	[1]	229,474	Citibank N.A.	9/05/14	1,107
USD	2,026,861	EUR		1,486,000	BNP Paribas S.A.	9/05/14	36,798
USD	1,080,089	EUR	[1]	793,491	Citibank N.A.	9/05/14	17,439
USD	1,152,154	GBP		673,000	BNP Paribas S.A.	9/05/14	16,272
USD	401,766	GBP	[1]	240,121	Citibank N.A.	9/05/14	(3,508)
USD	301,580	INR	[1]	18,039,000	Barclays Bank PLC	9/05/14	6,110
USD	709,752	JPY	[1]	72,118,633	Citibank N.A.	9/05/14	8,498
USD	517,731	KRW	[1]	530,478,000	Barclays Bank PLC	9/05/14	2,649
USD	121,165	MYR	[1]	391,000	JPMorgan Chase Bank N.A.	9/05/14	(808)
USD	393,149	RUB	[1]	13,967,000	Goldman Sachs International	9/05/14	5,899
USD	409,159	TWD	[1]	12,240,000	JPMorgan Chase Bank N.A.	9/05/14	920
Total							$99,929

[1]	Derivative financial instrument is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

•	OTC interest rate swaptions purchased as of July 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
	JPMorgan Chase
10-Year Interest Rate Swap	Bank N.A.	Put	2.90%	Pay	3-month LIBOR	11/17/14	USD	6,700	$63,478

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

•	OTC interest rate swaptions written as of July 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.51%	Pay	3-month LIBOR	11/17/14	USD 13,400	$(48,304)

•	Centrally cleared credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 2	5.00%	Chicago Mercantile	12/20/18	B+	USD	2,059	$76,507
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	BBB+	USD	8,035	35,487
iTraxx Europe Crossover Series 21 Version 1	5.00%	Intercontinental Exchange	6/20/19	BB-	EUR	785	23,298
iTraxx Europe Series 21 Version 1	1.00%	Intercontinental Exchange	6/20/19	A-	EUR	5,625	54,877
Total							$190,169

•	OTC credit default swaps — sold protection outstanding as of July 31, 2014 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM Series 21 Version 1	5.00%	Deutsche Bank AG	6/20/19	BBB-	USD	850	$94,991	$84,528	$10,463
CDX.EM Series 21 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/19	BBB-	USD	1,682	187,037	195,176	(8,139)
Total							$282,028	$279,704	$2,324

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC total return swaps outstanding as of July 31, 2014 were as follows:

Reference Entity	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[3]	JPMorgan Chase Bank N.A.	8/19/14	USD	217	$(1,343)	—	$(1,343)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[3]	JPMorgan Chase Bank N.A.	8/20/14	USD	217	(1,343)	—	(1,343)
JPMorgan EMBI Plus Index	1-month LIBOR plus 0.70%[3]	JPMorgan Chase Bank N.A.	8/21/14	USD	210	(1,300)	—	(1,300)
Canadian (10 Year) Bond Futures August 2014	CAD 3,833,200[2]	Bank of America N.A.	8/25/14		28	38,581	—	38,581
Canadian (10 Year) Bond Futures August 2014	CAD 273,800[2]	Bank of America N.A.	8/25/14		2	3,490	—	3,490
Long Gilt Futures August 2014	GBP 1,992,240[2]	Bank of America N.A.	8/26/14		18	23,269	—	23,269
Long Gilt Futures August 2014	GBP 110,680[2]	Bank of America N.A.	8/26/14		1	325	—	325
U.S. Treasury (10 Year) Notes Futures August 2014	USD 2,242,969[2]	Bank of America N.A.	8/27/14		18	5,628	—	5,628
U.S. Treasury (10 Year) Notes Futures August 2014	USD 124,609[2]	Bank of America N.A.	8/27/14		1	(298)	—	(298)

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

•	OTC total return swaps outstanding as of July 31, 2014 were as follows: (concluded)

Reference Entity	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Euro-Bund Futures September 2014	EUR 147,990[2]	Bank of America N.A.	9/04/14		1	$272	—	$272
Euro-Bund Futures September 2014	EUR 2,663,820[2]	Bank of America N.A.	9/08/14		18	72,579	—	72,579
S&P GSCI Light Energy Official Close Index[1]	USD 2,176,592[2]	JPMorgan Chase Bank N.A.	9/19/14	USD	2,200	(25,187)	—	(25,187)
S&P GSCI Light Energy Official Close Index[1]	USD 660,183[2]	JPMorgan Chase Bank N.A.	9/19/14	USD	670	(10,675)	—	(10,675)
U.S. Treasury (10 Year) Notes Futures September 2014	USD 373,828[2]	Bank of America N.A.	9/19/14		3	(2,391)	—	(2,391)
MSCI Emerging Markets Index[1]	3-month LIBOR Plus 0.04%[3]	JPMorgan Chase Bank N.A.	12/19/14		6,600	183,493	—	183,493
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR Minus 0.02%[3]	JPMorgan Chase Bank N.A.	12/19/14		7,700	22,655	—	22,655
Net Total Return on the FTSE EPRA/NAREIT Global REIT Index[1]	3-month LIBOR[3]	JPMorgan Chase Bank N.A.	12/19/14		355	162,263	—	162,263
S&P GSCI Light Energy Official Close Index[1]	USD 348,140[2]	BNP Paribas S.A.	7/30/15	USD	348	—	—	—
Total						$470,018	—	$470,018

[1]	Derivative financial instrument is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$4,082,753	—	$4,082,753
Investment Companies	$1,924,513	—	—	1,924,513
U.S. Treasury Obligations	—	6,143,937	—	6,143,937
Short-Term Securities	15,083,019	—	—	15,083,019
Options Purchased:
Interest Rate Contracts	—	63,478	—	63,478
Total	$17,007,532	$10,290,168	—	$27,297,700

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$200,632	—	$200,632
Equity contracts	$11,036	368,411	—	379,447
Foreign currency exchange contracts	—	104,342	—	104,342
Interest rate contracts	93,459	144,144	—	237,603
Liabilities:
Commodity contracts	—	(35,862)	—	(35,862)
Credit contracts	—	(8,139)	—	(8,139)
Equity contracts	(31,284)	—	—	(31,284)
Foreign currency exchange contracts	—	(4,413)	—	(4,413)
Interest rate contracts	—	(54,979)	—	(54,979)
Total	$73,211	$714,136	—	$787,347

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$64,635	—	—	$64,635
Cash pledged for financial futures contracts	246,000	—	—	246,000
Cash pledged for centrally cleared swaps	410,000	—	—	410,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(530,000)	—	(530,000)
Total	$720,635	$(530,000)	—	$190,635

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	19

Consolidated Statements of Assets and Liabilities

July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1] (including securities loaned at value of $92,440 and $0, respectively)	$41,296,869	$10,290,168
Investments at value — affiliated[2]	37,349,377	17,007,532
Cash pledged for financial futures contracts	—	246,000
Cash pledged for centrally cleared swaps	155,000	410,000
Foreign currency at value[3]	1,685	64,635
Variation margin receivable on financial futures contracts	—	1,323
Investments sold receivable	15,652,849	—
Swap premiums paid	—	279,704
Unrealized appreciation on forward foreign currency exchange contracts	1,705	104,342
Unrealized appreciation on OTC swaps	—	523,018
Capital shares sold receivable	129,634	12,250
Interest receivable	21,053	10,115
Receivable from Manager	1,198	1,323
Dividends receivable — unaffiliated	20,201	—
Dividends receivable — affiliated	—	390
Securities lending income receivable — affiliated	48	—
Prepaid expenses	34,517	10,915

Total assets	94,664,136	28,961,715

Liabilities
Collateral on securities loaned at value	95,250	—
Options written at value[4]	—	48,304
Cash received as collateral for OTC derivatives	—	530,000
Variation margin payable on financial futures contracts	—	59,309
Variation margin payable on centrally cleared swaps	29,585	50,333
Investments purchased payable	16,858,251	421,019
Unrealized depreciation on forward foreign currency exchange contracts	996	4,413
Unrealized depreciation on OTC swaps	563,740	50,676
Capital shares redeemed payable	36,086	—
Service and distribution fees payable	3,242	551
Investment advisory fees payable	197	—
Officer’s and Trustees’ fees payable	1,074	912
Other affiliates payable	2,173	32
Other accrued expenses payable	48,998	55,804

Total liabilities	17,639,592	1,221,353

Net Assets	$77,024,544	$27,740,362

Net Assets Consist of
Paid-in capital	$74,496,016	$27,308,625
Undistributed net investment income	827,499	122,562
Accumulated net realized gain (loss)	1,491,510	(396,809)
Net unrealized appreciation/depreciation	209,519	705,984

Net Assets	$77,024,544	$27,740,362

[1] Investments at cost — unaffiliated	$40,461,597	$10,364,823
[2] Investments at cost — affiliated	$37,361,454	$17,112,404
[3] Foreign currency at cost	$1,702	$66,761
[4] Premiums received	—	$93,800

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Statements of Assets and Liabilities (concluded)

July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$65,181,944	$26,324,746

Shares outstanding[5]	6,117,036	2,604,541

Net asset value	$10.66	$10.11

Investor A
Net assets	$9,532,704	$1,013,978

Shares outstanding[5]	897,745	100,504

Net asset value	$10.62	$10.09

Investor C
Net assets	$2,309,896	$401,638

Shares outstanding[5]	219,448	40,087

Net asset value	$10.53	$10.02

[5]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	21

Consolidated Statements of Operations

Year Ended July 31, 2014	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$876,129	$82,612
Dividends — unaffiliated	207,904	—
Interest	—	4,003
Securities lending — affiliated — net	25,020	—
Other income — affiliated	2,118	—
Foreign taxes withheld	(72)	—

Total income	1,111,099	86,615

Expenses
Investment advisory	263,359	195,354
Offering	43,804	32,870
Professional	109,952	108,431
Administration	32,920	19,535
Registration	42,825	28,409
Printing	19,091	18,669
Service and distribution — class specific	14,974	4,900
Administration — class specific	10,816	6,510
Officer and Trustees	5,010	4,330
Transfer agent — class specific	20,456	2,190
Custodian	4,552	3,701
Miscellaneous	13,008	21,704

Total expenses	580,767	446,603
Less fees waived by Manager	(170,137)	(166,932)
Less administration fees waived	(5,169)	(3,211)
Less administration fees waived — class specific	(10,743)	(6,052)
Less transfer agent fees waived — class specific	(322)	(141)
Less transfer agent fees reimbursed — class specific	(18,375)	(1,754)
Less expenses reimbursed by Manager	(9,341)	(2,795)

Total expenses after fees waived and reimbursed	366,680	265,718

Net investment income (loss)	744,419	(179,103)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	536,513	189
Investments — affiliated	821,682	(375,537)
Financial futures contracts	—	948,146
Swaps	458,812	1,028,163
Foreign currency transactions	(593)	(58,324)

	1,816,414	1,542,637

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	486,800	(74,702)
Investments — affiliated	71,996	445,188
Options written	—	45,496
Financial futures contracts	—	(50,457)
Swaps	(661,078)	719,131
Foreign currency translations	591	103,880

	(101,691)	1,188,536

Total realized and unrealized gain	1,714,723	2,731,173

Net Increase in Net Assets Resulting from Operations	$2,459,142	$2,552,070

See Notes to Consolidated Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund		BlackRock Strategic Risk Allocation Fund
Increase (Decrease) in Net Assets:	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Operations
Net investment income (loss)	$744,419	$94,335	$(179,103)	$(55,354)
Net realized gain (loss)	1,816,414	73,400	1,542,637	(624,171)
Net change in unrealized appreciation/depreciation	(101,691)	311,210	1,188,536	(482,552)

Net increase (decrease) in net assets resulting from operations	2,459,142	478,945	2,552,070	(1,162,077)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(306,813)	—	(974,578)	(91,821)
Investor A	(32,232)	—	(14,165)	(91)
Investor C	(10,956)	—	(11,257)	(90)
Net realized gain:
Institutional	(116,804)	—	—	—
Investor A	(12,783)	—	—	—
Investor C	(5,147)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(484,735)	—	(1,000,000)	(92,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	62,399,149	12,172,043	1,092,625	26,349,746

Net Assets
Total increase in net assets	64,373,556	12,650,988	2,644,695	25,095,667
Beginning of period	12,650,988	—	25,095,667	—

End of period	$77,024,544	$12,650,988	$27,740,362	$25,095,667

Undistributed net investment income, end of period	$827,499	$72,104	$122,562	$175,327

[1]	Commencement of operations.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	23

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$10.47	$10.00	$10.45	$10.00	$10.41	$10.00

Net investment income[2]	0.18	0.09	0.15	0.08	0.09	0.04
Net realized and unrealized gain	0.29	0.38	0.30	0.37	0.28	0.37

Net increase from investment operations	0.47	0.47	0.45	0.45	0.37	0.41

Dividends and distributions from:[3]
Net investment income	(0.20)	—	(0.20)	—	(0.17)	—
Net realized gain	(0.08)	—	(0.08)	—	(0.08)	—

Total dividends and distributions	(0.28)	—	(0.28)	—	(0.25)	—

Net asset value, end of period	$10.66	$10.47	$10.62	$10.45	$10.53	$10.41

Total Return[4]
Based on net asset value	4.61%	4.70%[5]	4.34%	4.50%[5]	3.56%	4.10%[5]

Ratios to Average Net Assets
Total expenses	1.28%[6]	3.48%[7,8,9]	1.65%[6]	3.73%[7,8,9]	2.41%[6]	4.42%[7,8,9]

Total expenses after fees waived and reimbursed	0.80%[6]	0.79%[7,9]	1.05%[6]	1.05%[7,9]	1.80%[6]	1.79%[7,9]

Net investment income	1.73%[6]	1.47%[7,9]	1.40%[6]	1.34%[7,9]	0.87%[6]	0.66%[7,9]

Supplemental Data
Net assets, end of period (000)	$65,182	$11,915	$9,533	$464	$2,310	$271

Portfolio turnover rate	140%	40%	140%	40%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.35%.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 3.60%, 3.85% and 4.54%, respectively.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41%.

See Notes to Consolidated Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2014

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013	Year Ended July 31, 2014	Period December 27, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$9.54	$10.00	$9.53	$10.00	$9.48	$10.00

Net investment loss[2]	(0.07)	(0.02)	(0.08)	(0.02)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	1.02	(0.40)	1.00	(0.41)	1.00	(0.42)

Net increase (decrease) from investment operations	0.95	(0.42)	0.92	(0.43)	0.84	(0.48)

Dividends from net investment income[3]	(0.38)	(0.04)	(0.36)	(0.04)	(0.30)	(0.04)

Net asset value, end of period	$10.11	$9.54	$10.09	$9.53	$10.02	$9.48

Total Return[4]
Based on net asset value	10.24%	(4.25)%[5]	9.92%	(4.35)%[5]	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses	1.69%[6]	2.36%[7,8,9]	2.09%[6]	2.38%[7,8,9]	2.80%[6]	3.00%[7,8,9]

Total expenses after fees waived and reimbursed	1.00%[6]	0.99%[7,9]	1.25%[6]	1.24%[7,9]	2.00%[6]	1.98%[7,9]

Net investment loss	(0.67)%[6]	(0.35)%[7,9]	(0.81)%[6]	(0.30)%[7,9]	(1.67)%[6]	(0.98)%[7,9]

Supplemental Data
Net assets, end of period (000)	$26,325	$24,404	$1,014	$378	$402	$313

Portfolio turnover rate	77%	59%	77%	59%	77%	59%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[7]	Annualized.
[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.57%, 2.59% and 3.21%, respectively.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JULY 31, 2014	25

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Strategic Risk Allocation is classified as non-diversified. Multi-Asset Real Return is classified as diversified.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

As of July 31, 2014, Strategic Risk Allocation’s investment in BlackRock Liquidity Funds, TempFund was 54% of the Fund’s net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedule of Investments, should be read in conjunction with Strategic Risk Allocation’s financial statements. BlackRock Liquidity Funds, TempFund financial statements are included in filings under BlackRock Liquidity Funds, which are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Multi-Asset Real Return and Strategic Risk Allocation include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. (“Cayman Multi-Asset Real Return”) and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (Cayman Strategic Risk Allocation) (the “Subsidiaries”), which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated Financial Statements of each Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of each Subsidiary included in the consolidated financial statements:

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Consolidated Statements of Assets and Liabilities
Total assets	$2,863,421	$5,482,714
Total liabilities	465,899	579,914
Net assets	2,397,522	4,902,800
Consolidated Statements of Operations
Net investment income (loss)	—	$1,206
Net realized gain (loss) from:
Investments – affiliated	(98,385)	—
Financial futures contracts	—	816,431
Swaps	350,380	(20,186)
Foreign currency transactions	—	(60,463)
	251,995	735,782
Net change in unrealized appreciation/depreciation
Investments – affiliated	78,969	—
Financial futures contracts	—	(173,588)
Swaps	(610,551)	346,761
Foreign currency translations	—	48,655
	(531,582)	221,828
Net increase (decrease) in net assets resulting from operations	$(279,587)	$958,816

26	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Consolidated Statements of Changes in Net Assets
Net investment income (loss)	$8	$2,801
Net realized gain (loss)	197,304	1,290,938
Net change in unrealized appreciation/ depreciation	(578,299)	359,060
Net increase (decrease) in net assets resulting from operations	$(380,987)	$1,652,799

2. Significant Accounting Policies:

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant polices followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Multi-Asset Real Return values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that

BLACKROCK FUNDS	JULY 31, 2014	27

Notes to Consolidated Financial Statements (continued)

asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have past are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Funds’ consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiaries may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Funds as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

28	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro-rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

Revision of Previously Issued Financial Statements: The Registrant has revised its annual report for the year ended July 31, 2014 originally filed on Form N-CSR with the Securities and Exchange Commission on October 1, 2014. The sole purpose of this amendment is to reflect additional disclosures separately indicating the holdings and other financial statement information attributable to the wholly owned subsidiaries of each respective Fund. As such, the Funds’ Consolidated Schedules of Investments were revised by adding a footnote to separately indicate the holdings of the subsidiaries. Additionally, Note 1 under Basis of Consolidation to the Notes to Consolidated Financial Statements was also revised to provide other financial information attributed to the subsidiaries. The additional disclosures have no impact on the amounts previously reported for total distributions to shareholders, net assets, net asset value per share, net increase in net assets resulting from operations, or total return. In addition, there is no impact to reports previously filed for other interim or annual periods.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Lending: Multi-Asset Real Return may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by Multi-Asset Real Return is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, Multi-Asset Real Return earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of July 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments.

Securities lending transactions are entered into by Multi-Asset Real Return under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, Multi-Asset Real Return, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the

BLACKROCK FUNDS	JULY 31, 2014	29

Notes to Consolidated Financial Statements (continued)

market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and Multi-Asset Real Return can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of Multi-Asset Real Return’s securities lending agreements by counterparty which are subject to offset under an MSLA as of July 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$92,440	$(92,440)	—

[1]

Collateral with a value of $95,250 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, Multi-Asset Real Return benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Multi-Asset Real Return could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity price risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Strategic Risk Allocation purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for the variation margin in the Consolidated Statements of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Strategic Risk Allocation purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer

30	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended July 31, 2014 for Strategic Risk Allocation were as follows:

	Calls
	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—
Options written	13,400	$93,800

Outstanding options, end of year	13,400	$93,800

Swaps: The Funds enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Strategic Risk Allocation enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Strategic Risk Allocation may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a

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Notes to Consolidated Financial Statements (continued)

specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Multi-Asset Real Return		Strategic Risk Allocation
		Value
	Consolidated Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps[1]	—	—	$301,081	$54,979
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$1,705	$996	104,342	4,413
Credit contracts	Unrealized appreciation on OTC swaps[1]; Swap premiums paid	—	50,527	480,336	8,139
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]	—	—	379,447	31,284
Commodity contracts	Unrealized appreciation on OTC swaps[1]	—	563,740	—	35,862
Total		$1,705	$615,263	$1,265,206	$134,677

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Year Ended July 31, 2014
	Multi-Asset Real Return	Strategic Risk Allocation	Multi-Asset Real Return	Strategic Risk Allocation
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	—	$131,699	—	$123,131
Swaps	—	466,406	—	293,245
Options[1]	—	—	—	15,174
Foreign currency exchange contracts:
Foreign currency transactions/translations	—	(55,754)	$709	101,576
Credit contracts:
Swaps	$108,432	581,976	(50,527)	79,125
Equity contracts:
Financial futures contracts	—	816,447	—	(173,588)
Swaps	—	19,264	—	345,850
Commodity contracts:
Swaps	350,380	(39,483)	(610,551)	911
Total	$458,812	$1,920,555	$(660,369)	$785,424

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

32	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Financial futures contracts:
Average number of contracts purchased	—	133
Average number of contracts sold	—	12
Average notional value of contracts purchased	—	$13,488,748
Average notional value of contracts sold	—	$213,676
Forward foreign currency exchange contracts:
Average number of contracts - U.S. dollars purchased	1	13
Average number of contracts - U.S. dollars sold	2	1
Average U.S. dollar amounts purchased	$51,438	$4,345,637
Average U.S. dollar amounts sold	$55,211	$47,825
Options:
Average number of swaption contracts purchased	—	1
Average number of swaption contracts written	—	1
Average notional amount of swaption contracts purchased	—	$1,675,000
Average notional amount of swaption contracts written	—	$3,350,000
Credit default swaps:
Average number of contracts - sell protection	1	5
Average notional amount - sell protection	$2,354,000	$17,636,305
Total return swaps:
Average number of contracts	9,067	7,591
Average notional amount.	$6,013,981	$21,181,083

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

BLACKROCK FUNDS	JULY 31, 2014	33

Notes to Consolidated Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreements with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

As of July 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Multi-Asset Real Return		Strategic Risk Allocation
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	—	$1,323		$59,309
Forward foreign currency exchange contracts	$1,705	$996	104,342		4,413
Options	—	—	63,478	[1]	48,304
Swaps - centrally cleared	—	29,585	—		50,333
Swaps - OTC[2]	—	$563,740	802,722		50,676
Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$1,705	$594,321	$971,865		$213,035
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(29,585)	(1,323)		(109,642)
Total derivative assets and liabilities subject to an MNA	$1,705	$564,736	$970,542		$103,393

[1]

Includes options purchased at value which are included in Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received, if any, in the Consolidated Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds as of July 31, 2014:

Multi-Asset Real Return
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A	$1,705	$(992)	—	—	$713

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A	$4	—	—	—	$4
Citibank N.A	992	$(992)	—	—	—
JPMorgan Chase Bank N.A	563,740	—	—	—	563,740
Total	$564,736	$(992)	—	—	$563,744

34	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

Strategic Risk Allocation
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$144,144	$(2,689)	—	—	$141,455
Barclays Bank PLC	8,759	—	—	—	8,759
BNP Paribas S.A.	53,070	—	—	—	53,070
Citibank N.A.	27,044	(3,605)	—	—	23,439
Deutsche Bank AG	94,991	—	—	—	94,991
Goldman Sachs International	5,899	—	—	—	5,899
JPMorgan Chase Bank N.A.	634,406	(97,099)	—	$(530,000)	7,307
UBS AG	2,229	—	—	—	2,229

Total	$970,542	$(103,393)	—	$(530,000)	$337,149

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$2,689	$(2,689)	—	—	—
Citibank N.A.	3,605	(3,605)	—	—	—
JPMorgan Chase Bank N.A.	97,099	(97,099)	—	—	—

Total	$103,393	$(103,393)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset	Strategic Risk
	Real Return	Allocation
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations. For the year ended July 31, 2014, the amounts waived were as follows:

Multi-Asset Real Return	$5,353
Strategic Risk Allocation	$10,146

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on each Fund’s net assets, which includes the assets of the Subsidiaries.

The Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Strategic Risk Allocation. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as sub-advisor for the Funds and received for its services a monthly fee from the Manager at an annual rate equal to a

BLACKROCK FUNDS	JULY 31, 2014	35

Notes to Consolidated Financial Statements (continued)

percentage of the investment advisory fees paid by the Funds to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM with respect to the Funds were terminated.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$5,709	$9,265	$14,974
Strategic Risk Allocation	$1,277	$3,623	$4,900

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$170	$96	$70	$336
Strategic Risk Allocation	$128	$14	$20	$162

For the year ended July 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$17,395	$1,863	$1,198	$20,456
Strategic Risk Allocation	$1,254	$535	$401	$2,190

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Consolidated Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	First $500 Million	$500 Million — $1 Billion	Greater than $1 Billion
Administration Fee	0.075%	0.065%	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	First $500 Million	$500 Million — $1 Billion	Greater than $1 Billion
Administration Fee — Class Specific	0.025%	0.015%	0.005%

36	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

For the year ended July 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$15,773
Strategic Risk Allocation	$3,608

For the year ended July 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$10,016	$569	$231	$10,816
Strategic Risk Allocation	$6,292	$127	$91	$6,510

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2014 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Funds’ investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Consolidated Statements of Operations. For the year ended July 31, 2014, the amounts included in fees waived by Manager were as follows:

Multi-Asset Real Return	$164,784
Strategic Risk Allocation	$156,786

The Manager reimbursed expenses of $9,341 for Multi-Asset Real Return and $2,795 for Strategic Risk Allocation, which are included in expenses reimbursed by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$9,961	$565	$217	$10,743
Strategic Risk Allocation	$5,836	$126	$90	$6,052

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$164	$94	$64	$322
Strategic Risk Allocation	$107	$14	$20	$141

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$15,790	$1,632	$953	$18,375
Strategic Risk Allocation	$884	$501	$369	$1,754

BLACKROCK FUNDS	JULY 31, 2014	37

Notes to Consolidated Financial Statements (continued)

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2015	2016
Multi-Asset Real Return
Fund Level	$141,165	$115,838
Institutional	$1,544	$25,915
Investor A	$184	$2,291
Investor C	$47	$1,234
Strategic Risk Allocation
Fund Level	$148,224	$162,792
Institutional	$3,482	$6,827
Investor A	$236	$640
Investor C	$108	$480

For the year ended July 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Multi-Asset Real Return	$3,348
Strategic Risk Allocation	$474

For the year ended July 31, 2014, affiliates received CDSCs as follows:

Investor C
Multi-Asset Real Return	$546

The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for Multi-Asset Real Return, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. Multi-Asset Real Return is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by Multi-Asset Real Return.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Multi-Asset Real Return retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, Multi-Asset Real Return retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, Multi-Asset Real Return, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, Multi-Asset Real Return retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

38	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

The share of securities lending income earned by Multi-Asset Real Return is shown as securities lending — affiliated – net in the Consolidated Statements of Operations. For the year ended July 31, 2014, Multi-Asset Real Return paid BIM $6,934 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

Purchases	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$86,091,695	$4,214,189
U.S. Government Securities	15,917,960	—
Total Purchases	$102,009,655	$4,214,189

Sales	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$53,562,603	$4,934,840
U.S. Government Securities	502,284	—
Total Sales	$54,064,887	$4,934,840

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the period ended July 31, 2013 and the year ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to the accounting for swap agreements, characterization of income/losses from wholly owned foreign subsidiary, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

	Multi-Asset Real Return	Strategic Risk Allocation
Paid-in capital	$(42,716)	$(31,344)
Undistributed net investment income	$360,977	$1,126,338
Accumulated net realized gain (loss)	$(318,261)	$(1,094,994)

BLACKROCK FUNDS	JULY 31, 2014	39

Notes to Consolidated Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended July 31, 2014 and the period ended July 31, 2013 was as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Ordinary income
7/31/2014	$484,735	$1,000,000
7/31/2013	—	92,002

Total	$484,735	$1,092,002

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Undistributed ordinary income	$2,252,297	$242,728
Capital loss carryforwards	—	(126,296)
Undistributed long term capital gains	181,895	—
Net unrealized gains[1]	94,336	580,123
Qualified late-year losses[2]	—	(264,818)
Total	$2,528,528	$431,737

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, Strategic Risk Allocation had capital loss carryforwards of $126,696 available to offset future realized capital gains. This capital loss has no expiration date.

During the year ended July 31, 2014, Strategic Risk Allocation utilized $718,156 of its capital loss carryforward.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$77,917,412	$27,498,286

Gross unrealized appreciation	$947,605	1,379
Gross unrealized depreciation	(218,771)	$(201,965)

Net unrealized appreciation (depreciation)	$728,834	$(200,586)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions

40	BLACKROCK FUNDS	JULY 31, 2014

Notes to Consolidated Financial Statements (continued)

only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2014		Period December 27, 2012[1] to July 31, 2013
Multi-Asset Real Return	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,543,666	$67,658,896	1,148,538	$11,548,104
Shares issued in reinvestment of dividends and distributions	13,735	140,916	—	—
Shares redeemed	(1,578,527)	(16,556,251)	(10,376)	(106,895)

Net increase	4,978,874	$51,243,561	1,138,162	$11,441,209

Investor A
Shares sold	887,110	$9,483,968	70,146	$727,498
Shares issued in reinvestment of dividends and distributions	4,080	41,776	—	—
Shares redeemed	(37,860)	(401,380)	(25,731)	(267,340)

Net increase	853,330	$9,124,364	44,415	$460,158

Investor C
Shares sold	218,668	$2,297,974	26,085	$270,761
Shares issued in reinvestment of dividends and distributions	1,445	14,731	—	—
Shares redeemed	(26,742)	(281,481)	(8)	(85)

Net increase	193,371	$2,031,224	26,077	$270,676

Total Net Increase	6,025,575	$62,399,149	1,208,654	$12,172,043

BLACKROCK FUNDS	JULY 31, 2014	41

Notes to Consolidated Financial Statements (concluded)

	Year Ended July 31, 2014		Period December 27, 2012[1] to July 31, 2013
Strategic Risk Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	85,934	$819,969	2,550,267	$25,504,357
Shares issued in reinvestment of dividends	3,190	29,857	9,182	91,821
Shares redeemed	(43,453)	(424,370)	(579)	(5,511)

Net increase	45,671	$425,456	2,558,870	$25,590,667

Investor A
Shares sold	75,618	$745,267	49,167	$507,183
Shares issued in reinvestment of dividends	1,417	13,269	9	91
Shares redeemed	(16,248)	(158,256)	(9,459)	(89,170)

Net increase	60,787	$600,280	39,717	$418,104

Investor C
Shares sold	9,724	$94,045	56,700	$569,640
Shares issued in reinvestment of dividends	1,060	9,896	9	90
Shares redeemed	(3,768)	(37,052)	(23,638)	(228,755)

Net increase	7,016	$66,889	33,071	$340,975

Total Net Increase	113,474	$1,092,625	2,631,658	$26,349,746

[1]	Commencement of operations.

At July 31, 2014, shares owned by affiliates of Strategic Risk Allocation were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

42	BLACKROCK FUNDS	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Asset Real Return Fund and BlackRock Strategic Risk Allocation Fund:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Multi-Asset Real Return Fund and subsidiary and BlackRock Strategic Risk Allocation Fund and subsidiary, each a series of BlackRock Funds (collectively the “Funds”), as of July 31, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period December 27, 2012 (commencement of operations) through July 31, 2013, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Asset Real Return Fund and subsidiary and BlackRock Strategic Risk Allocation Fund and subsidiary of BlackRock Funds as of July 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for the year then ended and for the period December 27, 2012 (commencement of operations) through July 31, 2013, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 24, 2014 (April 30, 2015 as to the effects of the restatement discussed in Note 2)

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended July 31, 2014:

	Payable Date	Multi-Asset Real Return	Strategic Risk Allocation
Qualified Dividend Income for Individuals[1]	12/31/2013	7.41%	—
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/31/2013	3.38%	—
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents[2]	12/31/2013	35.50%	1.23%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FUNDS	JULY 31, 2014	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return Fund”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation Fund,” and together with Multi-Asset Real Return Fund, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Strategic Risk Allocation Fund. At the May Meeting, the Board determined that it was appropriate to terminate the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. with respect to each Fund effective July 1, 2014. It was noted that the termination of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management team that serves each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

44	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper1 (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues

BLACKROCK FUNDS	JULY 31, 2014	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for each of the one-year and since-inception periods reported, Multi-Asset Real Return Fund ranked in the second quartile against its Lipper Performance Universe.

The Board noted that for each of the one-year and since-inception periods reported, Strategic Risk Allocation Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the Fund utilizes a risk parity strategy and is strategically very balanced to developed equities, emerging equities, sovereign bonds, emerging market bonds, inflation linked bonds, investment grade spreads, high yield spreads, commodities and real estate. Most funds in the Fund’s Lipper Performance Universe are less diversified and are heavily concentrated toward developed equities. The underperformance during these periods was driven by historic outperformance of equities over bonds as the market adjusted to the onset of expected rising rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving Strategic Risk Allocation Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast

46	BLACKROCK FUNDS	JULY 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that Multi-Asset Real Return Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive its management fee on assets attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates.

The Board noted that Strategic Risk Allocation Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Strategic Risk Allocation Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	JULY 31, 2014	47

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

48	BLACKROCK FUNDS	JULY 31, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2007	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK FUNDS	JULY 31, 2014	49

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock International Limited[1] Edinburgh, Scotland EH3 8JB	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Sidley Austin LLP New York, NY 10019 Custodian The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

[1]	For Strategic Risk Allocation.

50	BLACKROCK FUNDS	JULY 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2014	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK FUNDS	JULY 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

    2015

    2017

    2019

    2021

    2023

BlackRock Emerging Markets Flexible Dynamic

    Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

    Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal

    Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund

	LifePath® Portfolios
BlackRock Strategic Risk Allocation Fund	Retirement	2040
	2020	2045
BlackRock Prepared Portfolios	2025	2050
Conservative Prepared Portfolio	2030	2055
Moderate Prepared Portfolio	2035
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JULY 31, 2014	53

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MRRSRA-7/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PWC”) and Deloitte & Touche LLP (“D&T”) and in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Real Return Fund	$19,750	$18,000	$0	$0	$15,350	$15,350	$0	$0
BlackRock Strategic Risk Allocation Fund	$32,625	$30,000	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by PWC and D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$602,463	$0
(c) Tax Fees[2]	$12,495,65	$0
(d) All Other Fees[3]	$558,341	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Asset Real Return Fund	$15,350	$15,350
BlackRock Strategic Risk Allocation Fund	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the previous fiscal year of $2,865,000 were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to

3

paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: April 27, 2015

5